UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 6, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                      001-14431               95-4676679
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

     630 East Foothill Blvd.
      San Dimas, California                                         91773
 (Address of principal executive                                 (Zip Code)
             offices)

       Registrant's telephone number, including area code: (909) 394-3600

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Section 2-Financial Information


Item 2.02.      Results of Operations and Financial Condition

On June 6, 2006 American States Water Company announced that it will be presenting at The Wall Street Transcript's "Profiting in the Water Industry Conference". A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN STATES WATER COMPANY

Date: June 6, 2006                              /s/ Robert J. Sprowls
                                    --------------------------------------------
                                                  Robert J. Sprowls
                                    Sr. Vice President, Chief Financial Officer,
                                         Treasurer and Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated June 6, 2006


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